Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act




I, Richard T. Hale, certify that:


1. I have reviewed this report, filed on behalf of Scudder Emerging Markets Growth Fund, Scudder Greater Europe Growth Fund, Scudder Latin America Fund, Scudder Pacific Opportunities Fund, a series of Scudder International Fund, Inc., on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





December 22, 2003                                  /s/Richard T. Hale
                                                     -------------------------
                                                   Richard T. Hale
                                                   Chief Executive Officer
                                                   Scudder Emerging Markets
                                                   Growth Fund, Scudder Greater
                                                   Europe Growth Fund, Scudder
                                                   Latin America Fund, Scudder
                                                   Pacific Opportunities Fund, a
                                                   series of Scudder
                                                   International Fund, Inc.

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                                             Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act




I, Charles A. Rizzo, certify that:


1. I have reviewed this report, filed on behalf of Scudder Emerging Markets Growth Fund, Scudder Greater Europe Growth Fund, Scudder Latin America Fund, Scudder Pacific Opportunities Fund, a series of Scudder International Fund, Inc., on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





December 22, 2003                                  /s/Charles A. Rizzo
                                                     ---------------------------
                                                   Charles A. Rizzo
                                                   Chief Financial Officer
                                                   Scudder Emerging Markets
                                                   Growth Fund, Scudder Greater
                                                   Europe Growth Fund, Scudder
                                                   Latin America Fund, Scudder
                                                   Pacific Opportunities Fund, a
                                                   series of Scudder
                                                   International Fund, Inc.